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                                                                   EXHIBIT 10.12

                            THINWEB.COM CORPORATION

                               STOCK OPTION PLAN
                               -----------------

1. A Stock Option Plan (herein called the "Plan") for key employees and directors and officers is hereby established with the intent of advancing the interests of the Corporation by encouraging and enabling the acquisition of a share interest in the Corporation by the participants.

2. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall from time to time by resolution designate those key employees, directors and officers if any, who, in the opinion of the Board of Directors, are largely responsible for the management and growth of the Corporation and who, as an additional inducement to promote the best interests of the Corporation, are entitled to participate in the Plan (herein referred to as the "Participant(s)") and shall determine the extent and terms of such participation by said participants. Directors, as directors, and others who are not otherwise bona fide full time employees of the Corporation shall not be eligible to become Participants in the Plan unless notice of the participation in the Plan of such person has been accepted by or approved by any stock exchange or exchanges upon which any of the Corporation's securities are from time to time listed for trading and any other applicable regulatory authority. The judgement of the said Board of Directors or committee thereof in designating Participants and the extent of their participation shall be final and conclusive; provided, however, that each designated Participant shall have the right not to participate in the Plan and any decision not to participate therein shall not affect his employment by or engagement with the Corporation.

3. The total number of authorized but unissued shares allocated to and made available to be granted to participants under the Plan shall not exceed seventeen per cent (17%) of the common shares, as such may from time to time be issued and outstanding in the capital stock of the Corporation as the same is presently constituted.

4. Except as provided in paragraph 10 hereof or by the laws of descent and distribution, the rights of any Participant hereunder are personal to him and are not assignable.

5. No resident of the United States of America or any territory or possession thereof may be a Participant in the Plan unless such is done in accordance with and without violating any securities or other legislation of the United States of America or any state, territory or possession thereof.

6. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall have the unfettered right to interpret the provisions of this Plan and to make such regulations and formulate such administrative provisions for carrying this Plan into effect and to make such changes therein and in the regulations and administrative provisions therein as, from time to time, the said Board or committee thereof deems appropriate in the best interests of the Corporation. The Board
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of Directors shall also have the unfettered right from time to time and at any time to rescind or terminate the Plan as it shall deem advisable; provided, however, that no such rescission or termination shall impair or change the rights and options theretofore granted under the Plan without the prior written consent of the Participant or Participants affected.

7.        The Corporation shall pay all costs of administering the Plan.

8. The exercise price of the shares purchased pursuant to stock options granted hereunder shall be not less than that from time to time permitted by the applicable regulations and policies of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authorities.

9.        Each option granted hereunder shall be for a term not exceeding five
(5) years, unless the Board of Directors determines otherwise. Each participant shall execute a Stock Option Agreement in substantially the form annexed hereto as Exhibit "A" prior to the grant of any stock option to a Participant becoming effective.

10. In the event of the physical or mental disability, retirement with the consent of the Corporation or death of the Optionee on or prior to the expiry date while engaged as a key employee or director or officer of the Corporation, any option granted hereunder may be exercised up to the full amount of the optioned shares by the legal personal representative(s) of the Participant at any time up to and including eighteen (18) months following the physical or mental disability, retirement or death of the Participant after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever.

11. In the event the Participant's employment by or engagement with (as a director or otherwise) the Corporation is terminated by the Corporation or the Participant for any reason other than the Participant's physical or mental disability, retirement with the consent of the Corporation or death before exercise of any options granted hereunder, the participant shall have ninety
(90) days from the date of such termination to exercise only that portion of the option he is otherwise entitled to exercise at the termination date and thereafter his option shall expire and all rights to purchase shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Participant continues to be employed by the Corporation or any of its subsidiaries or continues to be a director or officer of one of the foregoing.

12. Subject to the provisions of the Plan, the options granted hereunder may be exercised from time to time by delivery to the Corporation at its head office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the shares then being purchased by way of cash or certified cheque in favour of the Corporation. Such notice shall contain the Participant's undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any other stock exchange
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or exchanges upon which any securities of the Corporation are from time to time listed and any applicable regulatory authorities.

13. Subject to any required action by its shareholders, if the Corporation shall be a party to any reorganization, merger, dissolution or sale or lease of all or substantially all its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted as to apply to the securities to which the holder of the number of shares of capital stock of the Corporation subject to the option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets, provided, however, that the Corporation may satisfy any obligations to a Participant hereunder by paying to the said participant in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which Participant would be entitled upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

14. In the event of any subdivision or subdivisions of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted, into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, such additional number of shares as a result from said subdivision or subdivisions of the shares for which the option is being exercised without the Participant exercising the option making any additional payment or giving any other consideration therefor.

15. In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time while any options granted hereunder were granted, into a lesser number of common shares, the Participant shall accept, at the time of the exercise thereof in lieu of the number of shares in respect of which the option is then being exercised, the lesser number of shares as result from such consolidation or consolidations of the shares for which the option is being exercised.

16. In the event of any change of the common shares of the Corporation as said common shares are constituted at the time while any options granted hereunder were granted the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Participant exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

17. If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will
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thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

18. The Corporation shall not be obligated to issue fractional shares in satisfaction of any of its obligations hereunder.

19. If at any time the Corporation grants to the holders of its capital stock rights to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of shares or other securities subject to the option in consequence thereof and the said stock option of the participant shall remain unaffected.

20. Any stock option granted under the Plan may include a stock appreciation right, either at the time of grant or by amendment adding it to an existing stock option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authorities. The provisions of the Plan respecting the exercise of stock options and the adjustments to options arising from certain corporate actions shall apply mutatis mutandis to all stock appreciation rights granted hereunder.

21. Stock appreciation rights granted hereunder are exercisable to the extent, and only to the extent, the option to which it is included is exercisable. To the extent a stock appreciation right included in or attached to an option granted hereunder is exercised, the option to which it is included or attached shall be deemed to have been exercised to a similar extent.
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22.       A stock appreciation right granted hereunder shall entitle the participant to elect to surrender to the Corporation unexercised the option in which it is included, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered. The value of a share shall be determined for these purposes by reference to the weighted average sale price per share on the relevant stock exchange(s) of the shares of the Corporation subject to the option for the ten (10) trading days preceding the date the notice provided for in paragraph 23 hereof is received by the Corporation.

23. Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivery to the Corporation at its head office of a written notice of exercise, which notice shall specify the number of stock appreciation rights to be exercised and options to be forfeited and the number of shares the participant elects to receive thereby. Such notice shall contain the participant's undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation are listed for trading and any other applicable regulatory authority.

Exhibit "A"

                            STOCK OPTION AGREEMENT
                            ----------------------

     This Agreement made as of the    day of     19  between THINWEB.COM
CORPORATION, a corporation incorporated under the laws of the State of Delaware ("Corporation"), and
                                    (hereinafter called the "Optionee") as
follows:

1.        The Corporation hereby grants to the Optionee the irrevocable option
to purchase up to                         shares of the authorized and unissued
capital stock of the Corporation, as presently constituted, for cash, at a price
of US$        per share, upon the following terms and conditions:

     (a)  The option shall be nonexercisable until             .  On          ,
          and on each subsequent      , to and including        ,          , the
          option shall become exercisable with respect to thirty three and one third percent (33.33%) of the total number of shares subject to the option (computed in each case to the nearest full share), and all or any part of the shares as to which the option shall have become exercisable may be purchased at any time, or from time to time, thereafter, until expiration or termination of the option. The option may only be exercised by the Optionee, or by the person or persons entitled to exercise the same pursuant to the provisions of subparagraph (d) below, on or prior to, 19 , by the delivery to
                                                  ----
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          the Corporation at its head office of written notice of election to exercise the same, specifying the number of shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the shares then purchased by way of cash or certified cheque in favour of the Corporation. Such notice shall constitute the Optionee's acknowledgement of and undertaking to comply to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authorities. Such requirements may include the placement of legends on share certificates restricting transfer of such shares, the making of representations by the Optionee that he is acquiring such shares for investment and not with a view to distribution, the filing of any required information or statements with the aforesaid authorities and the making of arrangements with the Optionee's employer to withhold income taxes which may become payable under the Optionee's exercise of an option under this Agreement. Concurrently with its receipt of any such notice and payment, the Corporation shall issue the shares purchased by the Optionee. The Corporation may at its election require that this Agreement be presented for appropriate endorsement upon any such exercise.

          (insert stock appreciation right, if applicable)

     (b) The option shall be non-assignable and non-transferable by the Optionee otherwise than by will or the laws of descent and distribution or as contemplated in subparagraph (d) hereof.

     (c)  The option shall expire and all rights to purchase shares hereunder
          shall cease and become null and void at 5:00 o'clock p.m.      time on
          19 _, and the option hereby granted shall expire and all rights hereunder shall cease at such time or upon the happening of certain events as hereinafter provided.

     (d) In the event of the physical or mental disability, retirement with the consent of the Corporation or death of the Optionee on or prior to the expiry date while engaged as an employee, or director or officer of the Corporation, the option granted may be exercised, up to the full amount of the optioned shares by the Optionee or the legal personal representative(s) of the Optionee, as the case may be, at any time up to and including eighteen (18) months following the physical or mental disability, retirement or death of the Optionee after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever. For greater certainty, any Optionee who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.
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     (e)  In the event the Optionee's employment by or engagement with the
          Corporation is terminated by the Corporation or the Optionee for any reason other than the Optionee's physical or mental disability, retirement or death before exercise of the option contained herein, the Optionee shall have ninety (90) days from the date of such termination to exercise only that portion of the option he is otherwise entitled to exercise at that point of time and thereafter this option shall expire and all rights to purchase shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Optionee continues to be employed by the Corporation or one of its subsidiaries or continues to be a director or an officer of one of the foregoing.

     (f) The Corporation shall be entitled at any time to include in or attach to the stock option contemplated herein a stock appreciation right as contemplated in the Stock Option Plan referred to in paragraph 4 hereof and where such a stock appreciation right is so included or attached, the Corporation shall be entitled to require the Optionee delivering a notice of exercise pursuant to paragraph 1(a) hereof to elect to exercise his or her stock appreciation right in lieu thereof. To the extent a stock appreciation right included in or attached to an option contained herein is exercised, this option shall be deemed to have been exercised to a similar extent.

     (g) Subject to any required action by its shareholders, if the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted as to apply to the securities to which the holder of the number of shares of the Corporation subject to the option would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets had the option been exercised before such event provided, however, that Corporation may satisfy any obligations to the Optionee hereunder by paying to the Optionee in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the Optionee would be entitled, upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this subparagraph (g) or any determinations as to the fair market value of any securities shall be made by the Board of Directors of the Corporation, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

     (h) In the event of any subdivision or subdivisions of the common shares of the Corporation as said common shares were constituted at the time' any options granted hereunder were granted, into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, such additional number of shares as a result from said subdivision or subdivisions without the Optionee exercising the option being obligated to make any additional payment or giving any other consideration therefor.

     (i) In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time while any options granted hereunder were granted, into a lesser number of common shares, the Optionee shall accept, at the time of the exercise thereof in lieu of the number of shares in respect of which the option is then being exercised, the lesser number of shares as result from such consolidation or consolidations.

     (j) In the event of any change of the common shares of the Corporation as said common shares are constituted at the time while any options granted hereunder were granted, the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Optionee exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

     (k) If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

     (l) The Corporation shall not be obligated to issue fractional shares in satisfaction of its obligations hereunder.

     (m) If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of shares or other securities subject to the option in consequence thereof and the said option of the Optionee shall remain unaffected.

2. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or its subsidiaries and nothing herein contained shall interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of the Optionee at any time.

3. The Corporation hereby represents to and agrees with the Optionee that if for any reason, other than the failure or default of the Optionee, the Corporation is unable
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to issue and deliver the shares of the Corporation as contemplated herein to the
Optionee upon the exercise by the Optionee of the option to purchase any of the shares covered by this Option, the Corporation will pay, in complete satisfaction of its obligations hereunder, to the Optionee, in cash, an amount equal to the difference between the option exercise price and the fair market value of such shares on the date that Optionee gave notice of such exercise in accordance with paragraph 1(a) hereof. For purposes of this Agreement, if the shares subject to this option are traded on a stock exchange or exchanges, the fair market value shall be the closing sale price on the exchange having the greatest volume of trading on the last trading day immediately prior to the date such notice is given.

4. The Optionee acknowledges that, upon any conflict between the terms of the Stock Option Plan and this Agreement, the terms of this Agreement shall prevail.

          DATED:      , 19 _.
                                        _________________________________
                                        (employee name)

                                        THINWEB.COM CORPORATION

                                     By:________________________________
(Officer of Corporation)